April 1, 1998

              LEXINGTON SMALLCAP VALUE FUND, INC.

         SUPPLEMENT TO PROSPECTUS DATED MAY 1, 1997

  On March 27, 1998 shareholders of the Fund approved a new sub-advisory agreement with Market Systems Research Advisors, Inc. ("MSR Advisors"). The name of the Fund has also been changed to Lexington SmallCap Fund, Inc. Under the sub advisory agreement, MSR will provide Lexington SmallCap Fund with investment advice and management of the Fund's investment program.

              INVESTMENT OBJECTIVES AND POLICIES

  The third paragraph describing the Lexington SmallCap Fund's investment policy found on page 26 of the Prospectus has been replaced by the following: In selecting investments for the Fund, the Manager and Sub-Adviser have established a universe of small capitalization stocks that are screened using the Sub-Adviser's proprietary stock selectivity model. Once the stocks are evaluated and ranked by expected future relative price performance, the Manager and Sub-Adviser establish both sector and diversification allocations in building the portfolio. In addition, the quality of the company and the risk/reward prospects for each security is reviewed and analyzed. This approach takes into account both value and growth stocks rather than being limited to only a value criteria. The Manager and Sub-Adviser believe that this multi-faceted process will enhance investment performance and will improve the consistency of portfolio results over time. The Manager and Sub-Adviser can change the proportion of the Fund's assets that are invested in particular companies and industries based on its evaluation of the outlook for specific industries and companies and the economy.

                     PORTFOLIO MANAGERS

  Robert M. DeMichele is one of three lead managers of a portfolio
management team that manages the Lexington SmallCap Fund.   Mr.
DeMichele is Chairman and Chief Executive Officer of Lexington Management Corporation. He is also the Chairman of the Investment Strategy Group. In addition, he is President of Lexington Global Asset Managers, Inc., LMC's parent company. He holds similar offices in other companies owned by Lexington Global Asset Managers, Inc., as well as the Lexington Funds. Prior to joining LMC in 1981, Mr. DeMichele was a Vice President at A.G. Becker, Inc. the securities division of Warburg, Paribus, Becker, an international investment banking firm. From 1973 to 1981, Mr. DeMichele held several positions, the most recent managing A.G. Becker's Funds Evaluation and Consulting Group for both the East and West coasts. Mr. DeMichele is a graduate of Union College with a B.A. Degree in Economics and an M.B.A. in Finance from Cornell University.

  Alan H. Wapnick is one of three lead managers of a portfolio management team that manages the Lexington SmallCap Fund. Mr. Wapnick is Senior Vice President, Director of Domestic Investment Equity Strategy of the Manager. Mr. Wapnick is responsible for domestic investment analysis and portfolio management at LMC. He has 27 years investment experience. Prior to joining the Manager in 1986, Mr. Wapnick was an equity analyst with Merrill Lynch, J.&W. Seligman, Dean Witter and most recently Union Carbide Corporation. Mr. Wapnick is a graduate of Dartmouth College and received a Master's Degree in Business Administration from Columbia University.

  Frank A. Peluso is one of three lead managers of a portfolio management team that manages the Lexington SmallCap Fund. He has 35 years investment experience. Mr. Peluso is President and Chief Executive Officer of MSR Advisors, the sub-adviser to the Fund. Mr. Peluso utilizes a proprietary analytical system to identify securities with performance potential which he believes to be exceptional. In addition, Mr. Peluso's proprietary data is used by professional money managers, insurance companies, brokerage firms, banks, mutual fund companies and pension funds. Mr. Peluso is a graduate of Princeton University and has completed a year of post-graduate study at Columbia University, and two years post-graduate study at Princeton University with a Fellowship in Mathematical Physics.